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                                                                   Exhibit 10.12


                                                                EXHIBIT J TO THE
                                                               THIRD AMENDED AND
                                                       RESTATED CREDIT AGREEMENT

                               SUBSIDIARY GUARANTY

                             Dated December 19, 1997

                                      From

                THE PARTIES LISTED ON THE SIGNATURE PAGES HEREOF

                            as SUBSIDIARY GUARANTOR,
                                   in favor of

                       THE SECURED PARTIES REFERRED TO IN
                         THE THIRD AMENDED AND RESTATED
                      CREDIT AGREEMENT REFERRED TO HEREIN
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  Subsidiary Guaranty; Limitation of Liability.......................1

SECTION 2.  Subsidiary Guaranty Absolute.......................................2

SECTION 3.  Waivers and Acknowledgments........................................3

SECTION 4.  Subrogation........................................................3

SECTION 5.  Payments Free and Clear of Taxes, Etc..............................4

SECTION 6.  Representations and Warranties.....................................5

SECTION 7.  Covenants..........................................................5

SECTION 8.  Amendments, Etc....................................................6

SECTION 9.  Notices, Etc.......................................................6

SECTION 10. No Waiver; Remedies................................................6

SECTION 11. Right of Set-off...................................................6

SECTION 12. Indemnification....................................................7

SECTION 13. Continuing Subsidiary Guaranty; Assignments under the Credit
            Agreement .........................................................7

SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.............7


                                     (i)(i)

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            SUBSIDIARY GUARANTY, dated __________, 1997 made by the parties listed on the signature pages hereof (each such party, together with the Additional Subsidiary Guarantors (as defined in Section 8(b)), a "Subsidiary Guarantor"), in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

            PRELIMINARY STATEMENT. Fitness Holdings, Inc., a Delaware corporation, the Lender Parties, Banque Nationale de Paris, as the Existing Issuing Bank, as Swing Line Bank, as Syndication Agent and as Administrative Agent for the Lender Parties, Bankers Trust Company, as Documentation Agent for the Lenders, and LaSalle National Bank and Wells Fargo Bank, N.A., as Co-Agents for the Lenders are parties to a Third Amended and Restated Credit Agreement dated as of December 19, 1997 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) with 24 Hour Fitness, Inc., a California corporation (the "Borrower"). Each Subsidiary Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, each Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, hereby agrees as follows:

            SECTION 1. Subsidiary Guaranty; Limitation of Liability. (a) Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Subsidiary Guaranty or any other Loan Document. Without limiting the generality of the foregoing, each Subsidiary Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Loan Party to the Administrative Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

            (b) (i) Each Subsidiary Guarantor and by its acceptance of this Subsidiary Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such parties that this Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Subsidiary Guaranty. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Subsidiary Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty shall not exceed the
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greater of (A) the net benefit realized by such Subsidiary Guarantor from the proceeds of the Advances made from time to time by the Borrower to such Subsidiary Guarantor or any subsidiary of such Subsidiary Guarantor and (B) the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the Obligations of such other Subsidiary Guarantor under this Subsidiary Guaranty, result in the Obligations of such Subsidiary Guarantor under this Subsidiary Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, " Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors.

            (ii) Each Subsidiary Guarantor agrees that in the event any payment shall be required to be made to the Secured Parties under this Subsidiary Guaranty or any other guaranty, such Subsidiary Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Subsidiary Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under the Loan Documents.

            SECTION 2. Subsidiary Guaranty Absolute. Each Subsidiary Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto (but subject, however, to the provisions of Section 1 hereof) provided, however, that this Section 2 shall not require any Subsidiary Guarantor to make any payment hereunder to the extent that such payment would violate any applicable law, regulation or order now or hereafter in effect, and binding on such Subsidiary Guarantor. The Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against such Subsidiary Guarantor to enforce this Subsidiary Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby irrevocably waives to the fullest extent it may legally and effectively do so any defenses it may now or hereafter have in any way relating to, any or all of the following:

            (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any


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      increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

            (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

            (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

            (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries; or

            (f) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Subsidiary Guarantor or any other guarantor or surety.

This Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

            SECTION 3. Waivers and Acknowledgments. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Subsidiary Guaranty and any requirement that the Administrative Agent, or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

            SECTION 4. Subrogation. No Subsidiary Guarantor will exercise any rights that it may now or hereafter acquire against the Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's Obligations under this Subsidiary Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other


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Secured Party against the Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty shall have been paid in full in cash, and all Hedge Agreements and the Commitments shall have expired or terminated. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the later of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty and (b) the later of (i) the Final Maturity Date and (ii) the expiration or termination of all Hedge Agreements, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Subsidiary Guaranty thereafter arising. If (i) any Subsidiary Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty shall be paid in full in cash and
(iii) the Final Maturity Date shall have occurred and all Hedge Agreements shall have expired or terminated, the Administrative Agent and the other Secured Parties will, at such Subsidiary Guarantor's request and expense, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Subsidiary Guarantor.

            SECTION 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments by any Subsidiary Guarantor hereunder shall be made, in accordance with
Section 2.11 of the Credit Agreement, free and clear of and without deduction for any Taxes. If any Subsidiary Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 5) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Subsidiary Guarantor shall make such deductions and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other governmental authority in accordance with applicable law.

            (b) In addition, each Subsidiary Guarantor agrees to pay any present or future Other Taxes.


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            (c) Each Subsidiary Guarantor shall indemnify the Administrative
Agent and each other Secured Party for and hold it harmless against the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5) paid by the Administrative Agent or such other Secured Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Administrative Agent or such other Secured Party (as the case may be) makes written demand therefor, together with copies of any tax invoices or receipts, if any, or to the extent available, any other appropriate evidence of payment thereof.

            (d) Within 30 days after the date of any payment of Taxes, such Subsidiary Guarantor shall furnish to the Administrative Agent, at its address referred to in Section 8.02 of the Credit Agreement, appropriate evidence of payment thereof. In the case of any payment hereunder by or on behalf of any Subsidiary Guarantor through an account or branch outside the United States or on behalf of such Subsidiary Guarantor by a payor that is not a United States person, if such Subsidiary Guarantor determines that no Taxes are payable in respect thereof, such Subsidiary Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

            (e) Without prejudice to the survival of any other agreement of any Subsidiary Guarantor hereunder, the agreements and obligations of each Subsidiary Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty.

            SECTION 6. Representations and Warranties. Each Subsidiary Guarantor hereby repeats each of the representations and warranties of the Loan Parties contained in the Credit Agreement and makes each of the representations and warranties below as of the date hereof.

            (a) There are no conditions precedent to the effectiveness of this Subsidiary Guaranty that have not been satisfied or waived.

            (b) Such Subsidiary Guarantor has, independently and without reliance upon the Administrative Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Subsidiary Guaranty, and such Subsidiary Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.


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            SECTION 7. Covenants. Each Subsidiary Guarantor covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall be in effect, or any Lender Party shall have any Commitment, such Subsidiary Guarantor will at all times perform or observe, and will cause each of its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that Loan Parties are to perform or observe or that the Borrower is to cause such Subsidiary Guarantor or such Subsidiaries to perform or observe.

            SECTION 8. Amendments, Etc. a) (a) No amendment or waiver of any provision of this Subsidiary Guaranty and no consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Secured Parties, (i) reduce or limit the liability of such Subsidiary Guarantor hereunder or release any Subsidiary Guarantor hereunder, (ii) postpone any date fixed for payment hereunder or (iii) amend this Section 8.

            (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each a "Guaranty Supplement"), such Person shall be referred to as an "Additional Subsidiary Guarantor" and shall be and become a Guarantor, and each reference in this Agreement to "Subsidiary Guarantor" shall also mean and be a reference to such Additional Subsidiary Guarantor.

            SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to any Subsidiary Guarantor, to the address set forth below such Subsidiary Guarantor's signature on the signature pages hereof, if to the Administrative Agent or any other Lender Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or sent by courier, be effective, in respect of such notices and communications mailed, five days after being deposited in the mails and otherwise shall be effective when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the overnight courier, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Subsidiary Guaranty shall be effective as delivery of a manually executed counterpart thereof.

            SECTION 10. No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


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            SECTION 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Subsidiary Guarantor against any and all of the Obligations of such Subsidiary Guarantor now or hereafter existing under this Subsidiary Guaranty, irrespective of whether such Lender Party shall have made any demand under this Subsidiary Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Subsidiary Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

            SECTION 12. Indemnification. Without limitation on any other Obligations of any Subsidiary Guarantor or remedies of the Secured Parties under this Subsidiary Guaranty, each Subsidiary Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Secured Party's legal counsel) suffered or incurred by such Secured Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Loan Party enforceable against such Loan Party in accordance with their terms.

            SECTION 13. Continuing Subsidiary Guaranty; Assignments under the Credit Agreement. This Subsidiary Guaranty is a continuing guaranty and shall
(a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty and the later of the Final Maturity Date and the expiration or termination of all Hedge Agreements, (b) be binding upon each Subsidiary Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 8.07 of the Credit Agreement. No Subsidiary Guarantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.


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            SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.
(a) This Subsidiary Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

            (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Subsidiary Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subsidiary Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Subsidiary Guaranty or any of the other Loan Documents or any Hedge Agreement to which it is or is to be a party, or otherwise to proceed against any Grantor, in the courts of any jurisdiction.

            (c) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each Subsidiary Grantor irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process to such Subsidiary Grantor at the address set forth below, or by any other method permitted by law. Each Subsidiary Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other Jurisdictions by suit on the judgment or in any other manner provided by law.

            (e) Each Subsidiary Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Administrative Agent or any other Secured Party in the negotiation, administration, performance or enforcement thereof.


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            IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this
Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                       By:
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                                          Name:
                                          Title:


                                       By:
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                                          Name:
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                                       By:
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